DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
The partnership’s activities expose it to a variety of financial risks, including market risk, currency risk, interest rate risk, commodity risk and other price risks. The partnership and its subsidiaries selectively use derivative financial instruments principally to manage these risks.
The aggregate fair values of the partnership’s derivative financial instruments positions are as follows:

	June 30, 2021		December 31, 2020
(US$ MILLIONS)	Financial Asset	Financial Liability	Financial Asset	Financial Liability
Foreign exchange contracts	$112	$126	$129	$122
Cross currency swaps	6	—	3	1
Interest rate derivatives	59	284	65	553
Equity derivatives	13	—	—	28
Commodities contracts	46	94	80	90
Total	$236	$504	$277	$794
Total current	$149	$216	$167	$340
Total non-current	$87	$288	$110	$454